Michele Drummey Vice President and Assistant General Counsel Empower Annuity Insurance Company 280 Trumbull Street Hartford, CT 06103

March 7, 2024
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	EAIC Variable Contract Account A
(File No. 811-21988)

Empower Retirement Security Annuity VII
(File No. 333-170345)

Dear Commissioners:
On behalf of Empower Annuity Insurance Company (“Empower”) and the EAIC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

Vanguard Valley Forge Funds	811-58431

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Assistant General Counsel